Vessels and Other Fixed Assets, Net (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cost
Vessels	$ 772,981	$ 876,778
Other fixed assets	679	587
Impairment charge	(303,219)	(62,020)	(34,947)
Total cost	470,441	815,345
Accumulated depreciation	(179,234)	(176,813)
Vessels and other fixed assets, net	$ 291,207	$ 638,532